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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 24, 1999



               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                         333-62671             56-1643598
----------------------------             -----------         ----------------
(State or Other Jurisdiction             (Commission         (I.R.S. Employer
     of Incorporation)                   File Number)        Identification No.)


       One First Union Center
    Charlotte, North Carolina                                  28228-0600
    -------------------------                                  ----------
       (Address of Principal                                   (Zip Code)
         Executive Offices)


Registrant's telephone number, including area code (704) 374-6828
                                                   ----- --------

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Item 1, Items 3 through 6,and Items 8 and 9 are not included because they are not applicable.

Item 2.           Acquisition or Disposition of Assets
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         On May 24, 1999, a single series of mortgage pass-through
certificates, entitled First Union National Bank-Chase Manhattan Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of May 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, Banc One Mortgage Capital Markets, LLC as special servicer and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of eighteen classes (each, a "Class") of Certificates, eight of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class IO Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", and the "Class F Certificates" (collectively, the "Offered Certificates"); and ten of which Classes are designated as the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 223 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-off Date of approximately $1,181,484,821. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "CMB Loans") were acquired by the Registrant from The Chase Manhattan Bank ("Chase") and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and together with Chase, the "Sellers") pursuant to two Mortgage Loan Purchase Agreements, each dated as of May 1, 1999 (the "Purchase Agreements"), between the Registrant and each of the Sellers. The source of funds for payment of the purchase prices (collectively the "Purchase Price") for the CMB Loans and the FUNB Loans paid by the Registrant to the Sellers was the proceeds derived from the sale of the Certificates by the Registrant to Chase Securities Inc. ("Chase Securities"), First Union Capital Markets Corp. ("First Union") and J.P. Morgan Securities Inc. ("JPM") pursuant to an Underwriting Agreement, dated May 11, 1999 (the "Underwriting Agreement"), among the Registrant, Chase Securities, First Union and JPM (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated May 11, 1999, among the Registrant, Chase Securities and First Union (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of First Union. On May 24, 1999, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates.

         The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 11, 1999, and the Prospectus Supplement, dated May 11, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 7.    Financial Statements and Exhibits
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           (a)      Financial Statements - Not Applicable.

           (b)      Pro Forma Financial Information - Not Applicable.

           (c)      Exhibits

                     1.1 Underwriting Agreement, dated May 11, 1999, among First Union Commercial Mortgage Securities, Inc., Chase Securities Inc., First Union Capital Markets Corp. and J.P. Morgan Securities Inc.

                     4.1 Pooling and Servicing Agreement, dated as of May 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, Banc One Mortgage Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

                     99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 1999, between First Union Commercial Mortgage Securities, Inc. and The Chase Manhattan Bank.

                     99.2 Mortgage Loan Purchase Agreement, dated as of May 1, 1999, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST UNION COMMERCIAL
                                              MORTGAGE SECURITIES, INC.

                                             By:   /s/ Craig M. Lieberman
                                                   -------------------------
                                             Name:  Craig M. Lieberman
                                             Title: Vice President

Dated:  June 7, 1999


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Exhibit Index
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Exhibit
-------

1.1 Underwriting Agreement, dated as of May 11, 1999, among First Union Commercial Mortgage Securities, Inc., Chase Securities Inc. ___ First Union Capital Markets Corp. and J.P. Morgan Securities Inc.

4.1 Pooling and Servicing Agreement, dated as of May 1, 1999, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, Banc One Mortgage Capital Markets, LLC as special servicer, and Norwest Bank Minnesota, National Association as trustee.

99.1 Mortgage Loan Purchase Agreement, dated as of May 1, 1999, between First Union Commercial Mortgage Securities, Inc. and The Chase Manhattan Bank.

99.2 Mortgage Loan Purchase Agreement, dated as of May 1, 1999, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank